UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2021

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2021

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14-22
Other Information	23-24
Investment Program	25
Fund Management	26-27

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2021

The Board of Directors and Unit holders of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CPG Carlyle Commitments Master Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2021, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the underlying investees and custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 28, 2021

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2021

Investment Funds (91.42%)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments (18.98%)
Carlyle Beacon Partners, L.P.(a)(b)	Asia/Pacific	9/28/2018	$10,279,093	$10,957,272	1.08%
Carlyle Eagle Coinvestment, L.P.(a)(b)	North America	2/15/2018	9,083,035	20,081,142	1.98%
Carlyle Fourmi Co-Investment, L.P.(a)(b)	Asia/Pacific	6/29/2018	15,534,694	20,349,683	2.01%
Carlyle Interlink Coinvestment, L.P.(a)(b)(c)	North America	10/15/2013	2,304,478	1,686,162	0.17%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	11/11/2016	3,114,691	2,706,524	0.27%
Carlyle PIB Coinvestment, L.P.(a)(b)	Europe	2/28/2017	0	21,484	0.00	%(1)
Carlyle RDSL Coinvestment, L.P.(a)	South America	9/30/2015	13,263,014	40,293,769	3.97%
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	9/30/2015	9,180,000	10,894,094	1.07%
Carlyle Thunder Coinvestment, L.P.(a)(b)	North America	12/28/2017	5,057,905	6,264,463	0.62%
CEMOF II Master Co-Investment Partners, L.P.(a)(c)	North America	9/12/2016	5,673,263	5,833,101	0.58%
CSP III Magellan Co-investment (Cayman), L.P.(a)(b)	North America	3/27/2014	4,535,474	3,557,441	0.35%
Matador Co-Investment SCSp(a)(c)	Europe	9/30/2019	5,251,072	4,657,359	0.46%
Nash Coinvestment, L.P.(a)(c)	Africa	10/10/2017	7,052,601	9,658,149	0.95%
Neptune Coinvestment, L.P.(a)(c)	Europe	6/23/2017	7,523,342	14,504,165	1.43%
Reciprocal Capital Holdings, LLC(a)(b)	Asia/Pacific	1/30/2018	14,206,022	40,908,868	4.04%
Riverstone Fieldwood Partners, L.P.(a)(b)(c)	North America	6/30/2016	7,012,984	3,463	0.00	%(1)
Riverstone Fieldwood Partners-D, L.P.(a)(b)	North America	7/25/2018	1,216,629	27,199	0.00	%(1)
Total Co-Investments			120,288,297	192,404,338

Primary Investments (40.77%)
AlpInvest Co-Investment Fund (Onshore) VII, L.P.(a)(c)	North America	11/13/2017	22,844,525	32,073,600	3.16%
Carlyle Asia Partners Growth I, L.P..(a)(b)(c)	Asia/Pacific	5/23/2016	11,907,747	12,251,125	1.21%
Carlyle Asia Partners IV, L.P.(a)(c)	Asia/Pacific	5/25/2014	42,472,295	53,112,700	5.24%
Carlyle Asia Partners V, L.P.(a)(c)	Asia/Pacific	10/30/2017	38,142,783	46,051,956	4.54%
Carlyle Europe Partners V, L.P.(a)(b)(c)	Europe	4/23/2018	14,789,383	13,911,868	1.37%
Carlyle Europe Technology Partners III, L.P.(a)(b)(c)	Europe	3/28/2015	14,410,911	16,473,775	1.62%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(c)	Europe	11/30/2018	9,712,296	10,799,536	1.07%
Carlyle Global Financial Services Partners II, L.P.(a)(c)	Global	6/30/2014	8,745,313	9,766,865	0.96%
Carlyle Global Financial Services Partners III, L.P.(a)(b)(c)	Global	6/30/2017	23,371,229	22,372,662	2.21%
Carlyle International Energy Partners II, S.C.Sp.(a)(c)	Global	11/30/2018	4,195,660	3,034,426	0.30%
Carlyle International Energy Partners, L.P.(a)(c)	Global	3/12/2014	28,075,384	27,815,711	2.74%
Carlyle Partners VI, L.P.(a)(c)	North America	9/30/2013	13,795,171	26,206,354	2.58%
Carlyle Partners VII, L.P.(a)(c)	North America	11/29/2017	51,649,796	54,264,847	5.35%
Carlyle Structured Credit Fund, L.P.(a)(c)	North America	4/17/2017	46,147,163	42,934,203	4.24%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Investment Funds (91.42%)(Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
CVC Credit Partners Global Special Situations Fund II SCSP(a)(b)(c)	Europe	6/6/2019	$6,000,000	$6,253,182	0.62%
Golub Capital Partners 10, L.P.(a)(c)	North America	10/1/2016	13,125,000	13,838,616	1.37%
JLL Partners Fund VII, L.P.(a)(c)	North America	3/31/2016	8,179,009	11,090,360	1.09%
Riverside Capital Appreciation Fund VII, L.P.(a)(b)(c)	North America	9/16/2019	3,295,396	4,364,074	0.43%
Spring Bridge Partners, L.P.(a)(b)(c)	North America	9/17/2019	5,663,858	6,828,521	0.67%
Total Primary Investments			366,522,919	413,444,381

Secondary Investments 31.67%
Aberdeen Venture Partners IV, L.P.(a)	North America	9/30/2016	0	114,981	0.01%
Audax Private Equity Fund, L.P.(a)(b)	North America	9/30/2016	0	18,848	0.00	%(1)
Blue Point Capital Partners II, L.P.(a)(b)	North America	11/30/2020	0	168,809	0.02%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	4/2/2014	138,083	52,129	0.01%
Caliburn Strategic Fund(a)(b)	Europe	9/30/2016	369,280	433,590	0.04%
Canyon Distressed Opportunity Fund (Cayman), L.P.(a)(b)	North America	11/14/2017	0	6,272	0.00	%(1)
Canyon Distressed Opportunity Fund (Delaware), L.P.(a)(b)	North America	11/14/2017	0	68,281	0.01%
Carlyle Asia Partners II Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	298,498	11,230	0.00	%(1)
Carlyle Asia Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/1/2013	127,118	186,268	0.02%
Carlyle Asia Partners III Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	770,061	135,805	0.01%
Carlyle Asia Partners III, L.P.(a)(b)(c)	Asia/Pacific	12/31/2014	3,315,310	2,288,708	0.23%
Carlyle Asia Partners IV Access Fund, L.L.C.(a)(c)	Asia/Pacific	12/31/2018	2,598,931	4,509,516	0.44%
Carlyle Asia Partners IV, L.P.(a)(c)	Asia/Pacific	5/24/2017	1,669,226	1,950,563	0.19%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(c)	Europe	10/31/2017	377,712	339,554	0.03%
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(b)(c)	North America	9/30/2016	7,271,223	1,752,442	0.17%
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	764,904	79,488	0.01%
Carlyle Europe Partners II, L.P.(a)(b)(c)	Europe	7/1/2013	2,566,975	1,228,818	0.12%
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)	Europe	4/2/2014	3,824,222	1,135,005	0.11%
Carlyle Europe Technology Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	22,979	3,772	0.00	%(1)
Carlyle Europe Technology Partners II, L.P.(a)(b)(c)	Europe	12/18/2018	0	30,795	0.00	%(1)
Carlyle Global Financial Services Partners Coinvestment, L.P.(a)	Global	4/2/2014	1,618	856	0.00	%(1)
Carlyle Global Financial Services Partners II, L.P.(a)(c)	Global	12/31/2017	2,611,490	4,438,821	0.44%
Carlyle Global Financial Services Partners, L.P.(a)(c)	Global	6/30/2014	0	396,286	0.04%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Investment Funds (91.42%)(Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	8/29/2014	$1,418,216	$509,756	0.05%
Carlyle International Energy Partners, L.P.(a)(c)	Global	12/29/2017	6,829,150	6,490,333	0.64%
Carlyle Japan Partners II Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	238,860	13,423	0.00	%(1)
Carlyle Japan Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/30/2016	69,543	205,972	0.02%
Carlyle MENA Partners, L.P.(a)(b)(c)	Middle East/North Africa	9/28/2018	320,566	293,480	0.03%
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	12/30/2015	7,568,929	474,942	0.05%
Carlyle Partners V Coinvestment, L.P.(a)(b)	North America	4/2/2014	667,052	1,219,760	0.12%
Carlyle Partners V, L.P.(a)(b)(c)	North America	6/28/2013	10,652,402	15,480,152	1.53%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)(b)	North America	8/31/2014	235,182	362,466	0.04%
Carlyle Partners VI, L.P.(a)(c)	North America	7/6/2016	0	11,198,572	1.10%
Carlyle Realty Partners V, L.P.(a)(b)(c)	North America	10/11/2017	1,274,264	1,174,075	0.12%
Carlyle Realty Partners VI, L.P.(a)(c)	North America	4/25/2018	115,259	72,387	0.01%
Carlyle South America Buyout Fund, L.P.(a)(c)	South America	10/31/2017	2,777,382	3,684,769	0.36%
Carlyle Strategic Partners II Coinvestment, L.P.(a)(b)	North America	8/16/2013	236,329	135,614	0.01%
Carlyle Strategic Partners II, L.P.(a)(b)(c)	North America	8/16/2013	4,323,504	3,030,627	0.30%
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	4/2/2014	0	235,488	0.02%
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P.(a)	North America	3/4/2016	480	33,562	0.00	%(1)
Carlyle U.S. Equity Opportunity Fund II Coinvestment, L.P.(a)	North America	3/15/2019	154,603	148,119	0.01%
Carlyle U.S. Growth Fund III, L.P.(a)(b)(c)	North America	12/31/2018	0	80,478	0.01%
Carlyle Venture Partners II Coinvestment, L.P.(a)(b)	North America	4/2/2014	264,444	10,002	0.00	%(1)
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(c)	North America	9/30/2014	2,054,152	283,603	0.03%
Cerberus Institutional Overseas IV, Ltd.(a)(b)(c)	North America	7/1/2018	655,475	1,126,905	0.11%
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(c)	North America	10/17/2019	19,419	54,656	0.01%
Cerberus International SPV, Ltd. Class A(a)(b)	North America	7/1/2018	0	324,798	0.03%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	6/13/2016	0	191,702	0.02%
Cerberus International, Ltd. Class A(a)(b)	North America	7/1/2018	0	143,914	0.01%
Forward Ventures IV, L.P.(a)(b)	North America	3/29/2019	0	2,706,942	0.27%
Garrison Opportunity Fund II A, LLC(a)(b)	North America	10/4/2017	6,962,797	9,062,649	0.89%
Harbinger Class L Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	148,676	117,997	0.01%
Harbinger Class PE Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	619,493	322,051	0.03%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Investment Funds (91.42%)(Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Icon Software Partners, L.P. (Class B)(a)(b)(c)	North America	9/1/2020	$8,264,787	$13,995,381	1.38%
JLL Partners Fund V, L.P.(a)(b)(c)	North America	12/30/2015	1,864,152	1,756,680	0.17%
Laverne Buyer Holdings I, LLC(a)(b)	North America	4/10/2018	4,336,525	8,620,058	0.85%
Laverne Buyer Holdings II, LLC(a)(b)	North America	4/10/2018	1,396,587	3,221,537	0.32%
Laverne Buyer Holdings III, LLC(a)(b)	North America	4/10/2018	7,623,867	6,662,622	0.66%
Laverne Buyer Holdings V, LLC(a)(b)	North America	4/10/2018	1,327,464	2,174,185	0.21%
Madison Dearborn Capital Partners IV(a)(b)	North America	1/11/2017	90,154	106,026	0.01%
MENA Coinvestment, L.P.(a)(b)	Middle East/North Africa	4/2/2014	256,750	198,827	0.02%
Neoma Private Equity Fund IV, L.P.(a)(b)(c)	Middle East/North Africa	12/31/2017	7,543,083	3,723,013	0.37%
New Enterprise Associates 10, L.P.(a)(b)	North America	4/5/2017	279,424	420,750	0.04%
New Enterprise Associates 9, L.P.(a)(b)	North America	6/23/2017	1,089	39,090	0.00	%(1)
Newport Global Opportunities Fund, L.P.(a)(b)(c)	North America	12/29/2014	21,632,698	11,284,349	1.11%
OCM Opportunities Fund VII (Cayman), Ltd.(a)(b)	North America	10/17/2019	97,255	127,493	0.01%
OCM Opportunities Fund VII, L.P.(a)(b)	North America	10/17/2019	8,734	11,639	0.00	%(1)
OCM Opportunities Fund VIIb (Cayman), Ltd.(a)(b)(c)	North America	10/17/2019	0	33,097	0.00	%(1)
OCM Opportunities Fund VIIb, L.P.(a)(b)(c)	North America	10/17/2019	0	3,029	0.00	%(1)
Passero 18, L.P.(a)(b)(c)	North America	6/22/2018	21,330,134	23,656,136	2.33%
PIMCO Bravo Fund Onshore Feeder I, L.P.(a)(b)	North America	10/16/2017	0	19,727	0.00	%(1)
PIMCO Bravo Fund, L.P.(a)(b)	North America	10/16/2017	0	132,560	0.01%
Revelstoke Single Asset Fund I, L.P.(a)(b)(c)	North America	8/26/2019	13,071,040	21,811,194	2.15%
Riverside Micro-Cap Fund III, L.P.(a)(c)	North America	5/1/2019	9,150,930	18,935,597	1.87%
Riverstone Global Energy and Power Fund V, L.P.(a)(c)	North America	9/30/2014	19,379,784	7,766,719	0.77%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(c)	North America	9/30/2014	5,527,314	971,091	0.10%
Riverstone/Carlyle Renewable & Alternative Energy Fund II, L.P.(a)(c)	North America	5/31/2019	755,993	198,798	0.02%
SCP Private Equity Fund I, L.P.(a)(b)	North America	8/30/2018	271,738	302,415	0.03%
SCP Real Assets Fund I, L.P.(a)(b)	North America	8/30/2018	31,882	38,417	0.00	%(1)
Sevin Rosen Fund VIII, L.P.(a)(b)	North America	9/30/2016	0	7,826	0.00	%(1)
Strategic Value Global Opportunity Feeder Fund 1-A, L.P.(a)(b)	North America	12/31/2016	1,832,025	7,912,488	0.78%
Strategic Value Global Opportunity Fund 1-A, L.P.(a)(b)	North America	12/31/2016	122,510	518,130	0.05%
Strategic Value Global Opportunity Master Fund, L.P.(a)(b)	North America	12/31/2016	0	62,050	0.01%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)	North America	12/31/2016	3,203,390	27,618,188	2.72%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Investment Funds (91.42%)(Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Strategic Value Special Situations Fund, L.P.(a)(b)	North America	12/31/2016	$275,740	$2,300,688	0.23%
Styx International, Ltd. Series 1(a)(b)	North America	7/1/2018	225,153	304,720	0.03%
Styx International, Ltd. Series 4(a)(b)	North America	7/1/2018	106,161	143,677	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	7/1/2018	49,168	66,543	0.01%
SVRF (Offshore) Holdings, Ltd.(a)(b)	North America	7/1/2018	23,928	30,937	0.00	%(1)
Varde Investment Partners L.P.(a)(b)	North America	9/30/2016	1,363	2,370	0.00	%(1)
Vitruvian Investment Partnership I Continuation Fund(a)(b)(c)	Europe	8/7/2019	11,319,545	13,765,850	1.36%
Vitruvian Investment Partnership IV (a)(b)(c)	Europe	8/31/2020	151,764	30,735	0.00	%(1)
Warburg Pincus Energy, L.P.(a)(b)(c)	North America	9/28/2018	2,724,389	1,977,711	0.20%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	9/29/2017	29,494,272	27,442,933	2.71%
Warrior Buyer Holdings, LLC(a)(b)	North America	10/2/2018	28,293,505	30,838,526	3.04%
WLR Recovery IV, L.P.(a)(c)	North America	7/1/2016	0	3,373,439	0.33%
Total Secondary Investments			276,398,104	321,147,272
Total Investment Funds			$763,209,320	$926,995,991

Direct Investments (0.20%)	Geographic Region	Acquisition Date	Shares/Par Value	Cost	Fair Value	Percentage of Net Assets
Interlink Maritime Corp.(a)(b)(d)	North America	6/13/2014	80,000	$3,000,000	$2,030,605	0.20%
Total Direct Investments				$3,000,000	$2,030,605

Common Stock (0.10%)
Patriot National Bancorp(b)	98,697	$1,155,022	$1,034,359
Total Common Stock		$1,155,022	$1,034,359

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Short-Term Investments (10.72%)	Cost	Fair Value	Percentage of Net Assets
Money Market Funds (10.72%)
Federated Hermes U.S. Treasury Cash Reserves, Class Institutional, 0.01%(e)	$30,271,546	$30,271,546
Fidelity Treasury Only Money Market Fund, 0.01%(e)	25,070,543	25,070,543
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 0.00%(e)	25,070,545	25,070,545
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 0.01%(e)	25,070,545	25,070,545
Morgan Stanley Institutional Liquidity Fund, Class I, 0.01%(e)	3,297,790	3,268,606
Total Money Market Funds	108,780,969	108,751,785
Total Short-Term Investments	$108,780,969	$108,751,785

Total Investments (102.44%)	$876,145,311	$1,038,812,740
Liabilities in Excess of Other Assets (-2.44%)		(24,705,006)
Net Assets (100.00%)		$1,014,107,734

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $929,026,596, which represents approximately 91.61% of net assets as of March 31, 2021.

(b)	Non-income producing security.

(c)	The Fund held unfunded commitments in the investment as of March 31, 2021 (See Note 3 in the accompanying Notes to Consolidated Financial Statements).

(d)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 0.20% of net assets. The total value of these securities is $2,030,605.

(e)	The rate shown is the annualized 7-day yield as of March 31, 2021.

(1)	Rounds to less than 0.005%

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at March 31, 2021	Fund Delivering	U.S. $ Value at March 31, 2021	Unrealized Appreciation
Morgan Stanley	06/18/2021	USD	41,047,224	BRL	41,039,823	$7,401
						$7,401

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2021

Investments as of March 31, 2021

Investment Type	Percent of Total Net Assets
Investment Funds
Co-Investments	18.98%
Primary Investments	40.77%
Secondary Investments	31.67%
Total Investment Funds	91.42%
Direct Investments	0.20%
Common Stock	0.10%
Short-Term Investments
Money Market Fund	10.72%
Total Investments	102.44%
Liabilities in excess of other assets	(2.44%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2021

Assets
Investments, at fair value (Cost $876,145,311)	$1,038,812,740
Cash	6,941,460
Cash denominated in foreign currencies (Cost $1,953,847)	1,888,524
Deposit with broker	280,000
Receivable for distributions from Investment Funds	19,185,245
Receivable for short-term investments sold	58,615,591
Dividends receivable	484,576
Interest receivable	24
Unrealized appreciation on forward foreign currency contracts	7,401
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	7,045
Total Assets	1,126,273,606

Liabilities
Payable for contributions to Investment Funds, not yet settled	263,054
Payable for short-term investments purchased	58,615,591
Payable for shares repurchased, due to Feeder Fund	49,346,209
Payable to Adviser	3,059,012
Professional fees payable	232,783
Accounting and administration fees payable	201,320
Capital contributions received in advance	421,460
Accounts payable and other accrued expenses	26,443
Total Liabilities	112,165,872
Net Assets	$1,014,107,734

Composition of Net Assets
Paid-in capital	$529,105,725
Total distributable earnings	485,002,009
Net Assets	$1,014,107,734

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2021

Investment Income
Dividend income	$10,802,047
Interest income	140,743
Investment Income	10,942,790

Expenses
Management fee	11,696,479
Accounting and administration fees	774,805
Professional fees	517,935
Custody fees	113,525
Directors’ and Officer fees	57,129
Insurance expense	31,717
Other fees	249,609
Total Expenses	13,441,199

NET INVESTMENT LOSS	(2,498,409)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments, Other Foreign Currency Denominated Assets and Liabilities
Net realized gain from:
Investment funds	59,816,735
Investments	19,511
Foreign currency	369,138
Net change in unrealized appreciation/(depreciation) on:
Investment funds	207,087,182
Investments	355,751
Foreign currency	(117,893)
Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments, Other Foreign Currency Denominated Assets and Liabilities	267,530,424

Net Increase in Net Assets Resulting from Operations	$265,032,015

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$(2,498,409)	$3,664,225
Net realized gain from investments and other foreign currency denominated assets and liabilities	60,205,384	12,976,170
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities	207,325,040	(102,339,655)
Net Change in Net Assets Resulting from Operations	265,032,015	(85,699,260)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	20,401,095	49,736,613
Capital withdrawals	(199,137,153)	(144,290,852)
Net Change in Net Assets Resulting from Capital Transactions	(178,736,058)	(94,554,239)

Total Net Increase/(Decrease) in Net Assets	86,295,957	(180,253,499)

Net Assets
Beginning of year	927,811,777	1,108,065,276
End of year	$1,014,107,734	$927,811,777

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$265,032,015
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain from investment funds	(59,816,735)
Net realized gain from investments	(19,511)
Net change in unrealized appreciation on investment funds	(207,087,182)
Net change in unrealized depreciation on investments	(355,751)
Purchases of and capital called by Investment Funds	(173,742,694)
Capital distributions received from Investment Funds	262,927,703
Net sales of short-term investments	27,767,780
(Increase)/Decrease in assets:
Receivable from distributions from Investment Funds	38,008,276
Interest receivable	8,220
Dividend receivable	(258,917)
Deposit with broker	(280,000)
Unrealized appreciation on foreign currency contracts	(7,401)
Prepaid Directors’ and Officer fees	(51,000)
Prepaid expenses and other assets	3,559
Increase/(Decrease) in liabilities:
Payable to Adviser	(89,967)
Payable for contributions to Investment Funds, not yet settled	(21,829,533)
Payable for Directors and officer fees	(21,876)
Accounting and administration fees payable	(7,292)
Professional fees payable	(57,758)
Accounts payable and other accrued expenses	(8,371)
Net cash provided by operating activities	130,113,565

Cash Flows from Financing Activities:
Proceeds from capital contributions, including capital contributions received in advance	20,822,555
Payments for shares repurchased	(194,802,678)
Net cash used in financing activities	(173,980,123)

Net Change in cash	(43,866,558)
Cash, beginning of year	$52,696,542
Cash, end of year	$8,829,984

Reconciliation of cash at the beginning of the year to the Consolidated Statement of Assets and Liabilities:
Cash	$47,606,276
Cash denominated in foreign currencies	5,090,266
Cash, beginning of year	$52,696,542

Reconciliation of cash at the end of the year to the Consolidated Statement of Assets and Liabilities:
Cash	$6,941,460
Cash denominated in foreign currencies	$1,888,524
Cash, end of year	$8,829,984

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31,
	2021	2020	2019	2018	2017
Net Assets:
Net assets, end of period (in thousands)	$1,014,108	$927,812	$1,108,065	$1,044,935	$954,287

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(1)	(0.26)%	0.33%	1.38%	0.38%	(0.32)%
Total expenses(2)	1.39%	1.42%	1.36%	1.37%	1.44%
Portfolio turnover	0.00%	2.79%	5.59%	0.35%	0.00%
Total return(3)	30.86%	(6.75)%	4.27%	10.98%	11.45%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Master Fund invests.

(2)	Included in the above ratio are other expenses of 0.18% as of March 31, 2021, 0.25% as of March 31, 2020, 0.16% as of March 31, 2019, 0.17% as of March 31, 2018, and 0.23% as of March 31, 2017.

(3)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions and withdrawals during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2021

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2021, the Feeder Fund owned 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. As of March 31, 2021, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax-year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2021, the tax years from the year 2017 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2021, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Master Fund and its wholly owned subsidiary, CPG TCG, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Master Fund. CPG TCG is taxed as a corporation and used when the Master Fund has determined that owning certain Investment Funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2021 the total value of investments held by the subsidiary is $5,662,898, or approximately 0.56% of the Master Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

3.	PORTFOLIO VALUATION (continued)

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund or with a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Direct Investments	$—	$—	$2,030,605	$2,030,605
Common Stocks	1,034,359	—	—	1,034,359
Short-Term Investments	—	108,751,785	—	108,751,785
TOTAL	$1,034,359	$108,751,785	$2,030,605	$111,816,749
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$7,401	$—	$7,401
TOTAL	$—	$7,401	$—	$7,401

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

3.	PORTFOLIO VALUATION (continued)

The Master Fund held Investment Funds with a fair value of $926,995,991 that, in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2021. Investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2020	$2,052,558	$2,052,558
Purchases	—	—
Sales	—	—
Realized Gain	—	—
Change in Unrealized Appreciation/(Depreciation)	(21,953)	(21,953)
Transfer In	—	—
Transfer Out	—	—
Balance as of March 31, 2021	$2,030,605	$2,030,605

The net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 assets still held as of March 31, 2021 is $(21,953).

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2021, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$ 455,156,932	$ 252,589,728	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	280,050,637	46,716,657	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	193,819,027	53,313,744	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Ten Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2021, the unfunded commitments for these Investment Funds totaled €61,363,985 and ¥568,635,295, respectively. As of March 31, 2021, the exchange rate used for the conversion was 1.173 USD/EUR and 110.715 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

3.	PORTFOLIO VALUATION (continued)

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2021.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2021, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2021, the Adviser earned $11,696,479 of Management Fee which is included in the Consolidated Statement of Operations, of which $3,059,012 was payable at March 31, 2021 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

4.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Master Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2021 was $31,000, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the year ended March 31, 2021, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $26,129, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and CPG TCG, and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2021, the total administration fees were $774,805 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $201,320 was payable at March 31, 2021 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

6.	INVESTMENTS

For the year ended March 31, 2021, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $173,742,694 and $0, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2021.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10.	LINE OF CREDIT

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $50,000,000 which is secured by certain interests in Investment Funds. As of March 31, 2021, the Master Fund has no borrowings under the Facility. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Eurodollar Rate Loans is the ICE LIBOR Rate plus 2.00% and in the case of Prime Rate Loans is the rate of interest per annum publicly announced or determined from time to time by Signature Bank as its prime rate in effect. For the year ended March 31, 2021, the Master Fund had no borrowings outstanding.

11.	IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2021

12.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2021 have been evaluated through the date the financial statements were issued. During this period, capital contributions into the Master Fund for April 1, 2021 and May 1, 2021, equaled $1,187,335 and $1,519,267, respectively. There were no events or material transactions through the date the financial statements were issued other than as follows.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2021

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings and (prior to the reporting period ending March 31, 2019) the Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Master Fund and Feeder Fund (together with the Master Fund, the “Funds”) at a meeting on March 18, 2021. Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors believed that the quality of service offered by the Adviser to the Funds supported the approval of the Advisory Agreements and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that the Funds generally underperformed the Comparable Funds, the S&P 500 Index and the MSCI World Index during the most recent comparable 12 month period available. The Directors observed that, as a fund generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the year.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2021

The Directors noted the discussions they had had with the Adviser regarding the selection of the Comparable Funds and the information that the Adviser had provided regarding the Comparable Funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), three of the Comparable Funds were multi-manager funds and the other five Comparable Funds were private equity funds that were structured as commitment/drawdown vehicles. It was noted that one of the Comparable Funds was the most similar to the Funds (given its primary focus on a single sponsor). However, even though such Comparable Fund was the most similar, as the Adviser observed, none of the Comparable Funds had the Carlyle investment focus as part of its investment strategy. It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fees were within the range of the Comparable Funds, and that the management fee charged by the most similar Comparable Fund was the same as the management fee for the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying marginally more). It was also noted that such Comparable Fund currently has an expense cap. It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other evergreen private equity fund-of-funds.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered not so disproportionately large as to bear no reasonable relationship to services rendered. The Directors also discussed the Adviser’s belief, at the current level of AUM of the Funds, that it has not experienced material unshared economies of scale, and that the Adviser does not expect any economies of scale in the near term. The Directors determined that the fees under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and determined to approve the Advisory Agreements. The Directors concluded that approval of the Advisory Agreements was in the best interests of each of the Funds.

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)
March 31, 2021

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Central Park Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2021, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

PRINCIPAL RISK FACTORS (UNAUDITED)

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Principal Risk Factors” in the Feeder Fund Annual Report.

RECENT CHANGES (UNAUDITED)

Information on certain changes since March 31, 2020 is incorporated herein by reference from the section entitled “Recent Changes” in the Feeder Fund Annual Report.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2021

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors).

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (76) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chair	Term -Indefinite Length -Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	8	None
Kristen M. Leopold (52) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length -Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	8	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (70) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	8	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term -Indefinite Length -Since Inception	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	8	None

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2021

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director and Principal Executive Officer	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	8	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (53) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (55) Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chief Compliance Officer	Term -Indefinite Length -Since 2016	Chief Compliance Officer of Central Park Group, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (65) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term -Indefinite Length -Since 2018	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term -Indefinite Length -Since 2018	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

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 (b) Not applicable.

ITEM 2. CODE OF ETHICS .

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $77,704 for 2020 and $67,704 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $117,000 for 2020 and $135,000 for 2021.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $117,000 for 2020 and $135,000 for 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or the Feeder Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Master Fund and the Feeder Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund and the Feeder Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund and the Feeder Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Feeder Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Master Fund and the Feeder Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Feeder Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts , other than the Master Fund and Feeder, managed by the Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2021.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$980 million	1	$63 million	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$980 million	1	$63 million	0	N/A

[1]	None of the accounts charges any performance-based advisory fees.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$0
Mitchell A. Tanzman	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES .

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2021

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 7, 2021

*	Print the name and title of each signing officer under his or her signature.